Exhibit 32.1
Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of American Apparel, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2010, as amended by Amendment Nos. 1, 2 and 3 as filed with the SEC on April 29, 2010, Amendment No. 4 as filed with the SEC on February 7, 2010 and Amendment No. 5 as filed with the SEC on the date hereof (collectively, the “Report”), I, Dov Charney, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date:	May 16, 2011	By:	/s/ DOV CHARNEY
Dov Charney
Chief Executive Officer